UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2017

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)         Reliance Steel & Aluminum Co. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 17, 2017; 66,477,685 shares were represented in person or by proxy, or 91.22% of the total shares outstanding.

(b)         Stockholders voted on the matters set forth below:

1.  The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Sarah J. Anderson	60,574,525	138,132	49,209	5,715,819
Karen W. Colonias	60,579,192	136,986	45,688	5,715,819
John G. Figueroa	60,524,370	192,022	45,474	5,715,819
Thomas W. Gimbel	59,631,915	438,106	691,845	5,715,819
David H. Hannah	60,509,673	226,851	25,342	5,715,819
Douglas M. Hayes	60,201,259	516,353	44,254	5,715,819
Mark V. Kaminski	60,452,367	260,588	48,911	5,715,819
Robert A. McEvoy	60,611,440	108,669	41,757	5,715,819
Gregg J. Mollins	60,578,928	157,232	25,706	5,715,819
Andrew G. Sharkey, III	60,149,287	580,605	31,974	5,715,819
Douglas W. Stotlar	60,559,622	151,041	51,203	5,715,819

2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 60,271,709 for; 368,804 against; and 121,353 abstentions.  There were 5,715,819 broker non-votes.

3. The proposal on the advisory vote of the frequency of the advisory vote to approve the compensation of the Company’s named executive officers was approved for one year based upon the following votes:

For 1 Year	49,476,237
For 2 years	36,032
For 3 years	11,175,948
Abstentions	73,649
Broker non-votes	5,715,819

4. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was approved based upon the following votes:

The vote was 66,161,843 for; 262,503 against; and 53,339 abstentions.  There were no broker non-votes.

(c)          Not applicable.

(d)         Based upon the results set forth in item (b)(3) above, and consistent with the Board of Directors’ recommendation, the Board of Directors has determined that the advisory vote to approve the compensation of the Company’s named executive officers will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: May 18, 2017	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary